As filed with the Securities and Exchange Commission on June 6, 2022

No. 333-261887

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 1

TO

FORM S-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

BIGBEAR.AI HOLDINGS, INC.

Additional Registrants Listed on Schedule A Hereto

(Exact name of registrant as specified in its charter)

Delaware	7372	85-4164597
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

6811 Benjamin Franklin Drive, Suite 200

Columbia, Maryland 21046

(410) 312-0885

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Joshua Kinley

Chief Financial Officer

6811 Benjamin Franklin Drive, Suite 200

Columbia, Maryland 21046

(410) 967-0335

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copy to:

Timothy Cruickshank, P.C. Kirkland & Ellis LLP 601 Lexington Avenue New York, New York 10022 (212) 446-4800

Approximate date of commencement of proposed sale to the public: From time to time after this Registration Statement becomes effective.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box:  ☒

If this Form is filed to registered additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☒	Smaller reporting company	☐

		Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.  ☐

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission acting pursuant to said section 8(a), may determine.

Schedule A

Exact Name of Additional Registrants	Jurisdiction of Incorporation or Formation	Principal Executive Offices	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification No.
BigBear.ai Intermediate Holdings, LLC	Delaware	6811 Benjamin Franklin Drive, Suite 200 Columbia, Maryland 21046	7372	85-1242144
BigBear.ai, LLC	Delaware	6811 Benjamin Franklin Drive, Suite 200 Columbia, Maryland 21046	7372	85-1259867
NuWave Solutions, L.L.C.	Maryland	6811 Benjamin Franklin Drive, Suite 200 Columbia, Maryland 21046	7372	52-2195680
PCI Strategic Management, LLC	Maryland	6811 Benjamin Franklin Drive, Suite 200 Columbia, Maryland 21046	7372	85-3441283
ProModel Government Solutions, Inc.	Utah	6811 Benjamin Franklin Drive, Suite 200 Columbia, Maryland 21046	7372	87-0458395
Open Solutions Group, LLC	Virginia	6811 Benjamin Franklin Drive, Suite 200 Columbia, Maryland 21046	7372	26-2253724
ProModel Corporation	Pennsylvania	6811 Benjamin Franklin Drive, Suite 200 Columbia, Maryland 21046	7372	23-2458608

EXPLANATORY NOTE

This Post-Effective Amendment No. 1 (the “Amendment”) to Registration Statement on Form S-1 (Registration No. 333-261887) (the “Registration Statement”) is being filed to revise the Registration Statement to reflect the guarantee of ProModel Corporation, a Pennsylvania corporation (the “New Guarantor”) under the Indenture, dated as of December 7, 2021 (as amended, supplemented or modified from time to time, the “Indenture”), by and among BigBear.ai Holdings, Inc. (the “Registrant”), the guarantors party thereto and Wilmington Trust, National Association and to amend Schedule A to the Registration Statement to include the New Guarantor.

No changes or additions are being made hereby to the base prospectus that already forms a part of the Registration Statement. Accordingly, such base prospectus is being omitted from this filing.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14. Indemnification of Directors and Officers.

We are incorporated under the laws of the State of Delaware. Section 145 of the DGCL authorizes a court to award, or a corporation’s board of directors to grant, indemnity to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities, including reimbursement for expenses incurred, arising under the Securities Act of 1933, as amended, or the Securities Act.

Our charter provides that our directors shall not be liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL, as amended. Our bylaws provide for indemnification of our directors and officers to the maximum extent permitted by the DGCL.

BigBear.ai Intermediate Holdings, LLC and BigBear.ai, LLC are organized under the laws of the State of Delaware. Section 18-108 of the Delaware Limited Liability Company Act provides that a limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever. The Amended and Restated Limited Liability Company Agreements of BigBear.ai Intermediate Holdings, LLC and BigBear.ai, LLC provide for the indemnification of any member, manager or officer to the fullest extent permitted by the Delaware Limited Liability Company Act, except that neither entity will indemnify a member, manager or officer if the damage, loss or liability arises from such member, manager or officer’s fraud, gross negligence, willful misconduct, intentional and material breach of the respective entity’s limited liability company agreement or any other agreement between such member, manager or officer and the respective entity, or, in the case of a criminal matter, knowingly unlawful action.

NuWave Solutions, L.L.C. and PCI Strategic Management, LLC are organized under the laws of the State of Maryland. Maryland law allows a limited liability company to indemnify and hold harmless any member, agent, or employee from and against any and all claims and demands, except in the case of action or failure to act by the member, agent, or employee which constitutes willful misconduct or recklessness. The Amended and Restated Operating Agreements, as amended, of each of NuWave Solutions, L.L.C. and PCI Strategic Management, LLC provide for the indemnification of any member, manager or officer to the fullest extent permitted by the Maryland Limited Liability Company Act, except that neither entity will indemnify a member, manager or officer if the damage, loss or liability arises from such member, manager or officer’s fraud, gross negligence, willful misconduct, intentional and material breach of the respective entity’s operating agreement or any other agreement between such member, manager or officer and the respective entity or, in the case of a criminal matter, knowingly unlawful action.

ProModel Government Solutions, Inc. is incorporated under the laws of the State of Utah. Pursuant to the Utah Revised Business Corporation Act, a corporation has the power to indemnify any person made a party to any lawsuit by reason of being a director or officer of such corporation, or serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. ProModel Government Solutions, Inc.’s Amended and Restated Bylaws provide that the entity’s board of directors, in its sole discretion, shall have the power, on behalf of the entity, to indemnify to the fullest extent authorized under the Utah Revised Business Corporation Act any person made a party to an action, suit or proceeding by reason of the fact that such person, or such person’s testator or intestate, is or was a director, officer or employee of the entity.

Open Solutions Group, LLC is organized under the laws of the Commonwealth of Virginia. The Virginia Limited Liability Company Act provides that a limited liability company may indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever, and to pay for or reimburse any member or manager or other person for reasonable expenses incurred by such a person who is a party to a proceeding in advance of final disposition of the proceeding. The Amended and Restated Operating Agreement of Open Solutions Group, LLC provides for the indemnification of any member, manager or officer to the fullest extent permitted by the Virginia Limited Liability Company Act, except that the entity will not indemnify a member, manager or officer if the damage, loss or liability arises from such member, manager or officer’s fraud, gross negligence, willful misconduct, intentional and material breach of the entity’s operating agreement or any other agreement between such member, manager or officer and the entity or, in the case of a criminal matter, knowingly unlawful action.

ProModel Corporation is incorporated under the laws of the Commonwealth of Pennsylvania. Subchapter D of Chapter 17 of the Pennsylvania Business Corporation Law of 1988, as amended, provides that a business corporation has the power under certain circumstances to indemnify its directors, officers, employees and agents against certain expenses incurred by them in connection with any threatened, pending or completed action, suit or proceeding and provides for mandatory indemnification under certain circumstances when the indemnified person has been successful in defense of a claim. The Amended and Restated Bylaws of ProModel Corporation provide for the indemnification and the holding harmless of any legal representative, director, or officer of ProModel Corporation to the fullest extent permitted by the General Corporation Law of the Commonwealth of Pennsylvania.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is theretofore unenforceable.

Item 16. Exhibits and Financial Statement Schedules.

(a) Exhibits.

Exhibit Number	Description

2.1†**	Agreement and Plan of Merger, dated as of June 4, 2021, as amended by the Amendment to Merger Agreement, dated August 6, 2021, by and among GigCapital4, Inc., GigCapital4 Merger Sub Corporation, BigBear.ai Holdings, LLC and BBAI Ultimate Holdings, LLC (included as Annex A to the definitive Proxy Statement filed by GigCapital4, Inc. on November 5, 2021).

2.2†**	Amendment No. 2 to Merger Agreement, dated as of November 29, 2021 (incorporated by reference to Exhibit 10.1 filed on the Company’s Current Report on Form 8-K, filed by GigCapital4, Inc. on November 30, 2021 and on Exhibit 2.2 to BigBear.ai Holdings, Inc.’s Form 8-K filed on December 13, 2021, respectively).

3.1**	Second Amended and Restated Certificate of Incorporation of BigBear.ai Holdings, Inc., filed with the Secretary of State of the State of Delaware on December 7, 2021 (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K filed by BigBear.ai Holdings, Inc. on December 13, 2021).

3.2**	Amended and Restated Bylaws of BigBear.ai Holdings, Inc. (incorporated by reference to Exhibit 3.2 to the Current Report on Form 8-K filed by BigBear.ai Holdings, Inc. on December 13, 2021).

3.3**	Certificate of Formation of BigBear.ai Intermediate Holdings, LLC (f/k/a Lake Finance, LLC), as amended by the Certificate of Amendment dated April 30, 2021, changing the entity’s name to BigBear.ai Intermediate Holdings, LLC.

3.4**	Amended and Restated Limited Liability Company Agreement of BigBear.ai Intermediate Holdings, LLC, dated as of April 30, 2021.

Exhibit Number	Description

3.5**	Certificate of Formation of BigBear.ai, LLC (f/k/a Lake Acquisition, LLC), amended by the Certificate of Amendment dated April 30, 2021, changing the entity’s name to BigBear.ai, LLC, the Certificate of Merger of PCISM Intermediate Holdings, LLC merging with and into Lake Acquisition, LLC dated December 21, 2020, and Certificate of Merger of PCISM Intermediate II Holdings, LLC and PCISM Holdings, LLC merging with and into Lake Acquisition, LLC, dated December 21, 2020.

3.6**	Amended and Restated Limited Liability Company Agreement of BigBear.ai, LLC, dated as of April 30, 2021.

3.7**	Articles of Organization of NuWave filed with the State Department of Assessments and Taxation of Maryland on September 30, 1999 and the Articles of Amendment of NuWave, dated January 28, 2021.

3.8**	Third Amended and Restated Operating Agreement of NuWave Solutions, L.L.C., dated as of June 20, 2020, as amended by Amendment No. 1 to the Third Amended and Restated Operating Agreement, dated as of December 21, 2020.

3.9**	Articles of Organization of PCI Strategic Management, LLC, dated September 12, 2007.

3.10**	Second Amended and Restated Operating Agreement of PCI Strategic Management, LLC, dated as of December 21, 2020.

3.11**	Articles of Incorporation of ProModel Government Solutions, Inc. filed with the Utah Department of Commerce, Division of Corporations & Commercial Code on August 4, 1988, the Articles of Restatement of the Articles of Incorporation of ProModel filed with the Division on June 24, 1994, the Articles of Merger of ProModel filed with the Division on April 14, 2000 and the Articles of Amendment to Articles of Incorporation of ProModel, dated December 23, 2020.

3.12**	Amended and Restated Bylaws of ProModel Government Solutions, Inc., dated as of December 21, 2020.

3.13**	Articles of Entity Conversion of Open Solutions Group, Inc. filed with the Virginia State Corporation Commission on December 1, 2020, including the Plan of Entity Conversion attached thereto as Attachment A, the Articles of Organization of Open Solutions attached to the Plan of Entity Conversion as Exhibit A, and the Certificate of Entity Conversion issued by the Commission on December 1, 2020.

3.14**	Amended and Restated Operating Agreement of Open Solutions Group, LLC, dated as of December 2, 2020.

3.15	Articles of Incorporation of ProModel Corporation filed with the Commonwealth of Pennsylvania Department of State, dated as of April 7, 2022, amended after the Creation Filing on August 21, 1986 by the Amendments filed on April 16, 1992, September 3, 1997, June 8, 1998, December 13, 1999, December 19, 2002, December 20, 2005, and August 31, 2010, the Change of Address filed on July 25, 2006 and the Articles of Amendment and the Statement of Merger filed on April 8, 2022.

3.16	Amended and Restated Bylaws of ProModel Corporation, dated as of April 7, 2022.

4.1**	Warrant Agreement, dated as of February 8, 2021, between Continental Stock Transfer & Trust Company and the GigCapital4, Inc. (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by GigCapital4, Inc. on February 12, 2021).

4.2**	Indenture, dated December 7, 2021, between Wilmington Trust, National Association and GigCapital4, Inc., relating to the 6.00% Convertible Notes due 2026 (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by BigBear.ai Holdings, Inc. on December 13, 2021).

4.3**	Form of 2026 Convertible Note (included in Exhibit 4.2).

4.4	First Supplemental Indenture, dated June 6, 2022 among BigBear.ai Holdings, Inc., ProModel Corporation and Wilmington Trust, National Association.

Exhibit Number	Description

5.1**	Opinion of Kirkland & Ellis LLP.

5.2**	Opinion of Ballard Spahr LLP dated January 18, 2022.

5.3	Opinion of Ballard Spahr LLP dated June 6, 2022.

10.1**	Form of Amended and Restated Convertible Note Subscription Agreement and form of Revised Indenture (incorporated by reference to Exhibit 10.3 filed on the Company’s Current Report on Form 8-K filed by the Registrant on November 30, 2021).

10.2#**	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed by BigBear.ai Holdings, Inc. on December 13, 2021).

10.3#**	BigBear.ai Holdings, Inc. 2021 Long-Term Incentive Plan (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed by BigBear.ai Holdings, Inc. on December 13, 2021).

10.4#**	Form of BigBear.ai Holdings, Inc. 2021 Long-Term Incentive Plan Restricted Stock Unit Grant Notice (Employees).

10.5#**	Form of BigBear.ai Holdings, Inc. 2021 Long-Term Incentive Plan Stock Option Grant Notice.

10.6#**	Form of BigBear.ai Holdings, Inc. 2021 Long-Term Incentive Plan Restricted Stock Unit Grant Notice (Non-Employee Director).

10.7#**	BigBear.ai Holdings, Inc. 2021 Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K filed by BigBear.ai Holdings, Inc. on December 13, 2021).

10.8#**	Form of Employee Restricted Stock Unit Agreement (incorporated by reference to Exhibit 10.6 to the Current Report on Form 8-K filed by BigBear.ai Holdings, Inc. on December 13, 2021).

10.9#**	Form of Non-Employee Director Restricted Stock Unit Agreement (incorporated by reference to Exhibit 10.7 to the Current Report on Form 8-K filed by BigBear.ai Holdings, Inc. on December 13, 2021).

10.10#**	Form of Nonqualified Stock Option Award Agreement (incorporated by reference to Exhibit 10.8 to the Current Report on Form 8-K filed by BigBear.ai Holdings, Inc. on December 13, 2021).

10.11#**	Form of Performance Stock Unit Agreement (incorporated by reference to Exhibit 10.9 to the Current Report on Form 8-K filed by BigBear.ai Holdings, Inc. on December 13, 2021).

10.12**	Backstop Subscription Agreement, dated as of November 29, 2021, by and between GigCapital4, Inc. and AE BBAI Aggregator, LP (incorporated by reference to Exhibit 10.2 filed on the Company’s Current Report on Form 8-K, filed by the Registrant on November 30, 2021).

10.13**	First Amendment to Backstop Subscription Agreement, dated as of December 6, 2021, by and between GigCapital4, Inc. and AE BBAI Aggregator, LP (incorporated by reference to Exhibit 10.1 filed on the Company’s Current Report on Form 8-K, filed by the Registrant on December 7, 2021).

10.14**	Payment Agreement, dated December 6, 2021, by and between GigCapital4, Inc. and Oppenheimer & Co. Inc. (incorporated by reference to Exhibit 10.3 filed on the Company’s Current Report on Form 8-K, filed by the Registrant on December 7, 2021).

10.15**	Payment Agreement, dated December 6, 2021, by and between GigCapital4, Inc. and Nomura Securities International, Inc. (incorporated by reference to Exhibit 10.4 filed on the Company’s Current Report on Form 8-K, filed by the Registrant on December 7, 2021).

10.16**	Payment Agreement, dated December 6, 2021, by and between GigCapital4, Inc. and BMO Capital Markets Corp. (incorporated by reference to Exhibit 10.5 filed on the Company’s Current Report on Form 8-K, filed by the Registrant on December 7, 2021).

Exhibit Number	Description

10.17**	Payment Agreement, dated December 6, 2021, by and among GigCapital4, Inc., BBAI Ultimate Holdings, LLC and William Blair & Company, L.L.C. (incorporated by reference to Exhibit 10.6 filed on the Company’s Current Report on Form 8-K, filed by the Registrant on December 7, 2021).

10.18**	Amended and Restated Investor Rights Agreement, dated December 6, 2021, by and among GigCapital4, Inc., BBAI Ultimate Holdings, LLC, AE BBAI Aggregator, LP, GigAcquisitions4, LLC, Oppenheimer & Co. Inc., Nomura Securities International, Inc., BMO Capital Markets Corp., William Blair & Company, L.L.C., and Other Holders (as defined in the Amended and Restated Investor Rights Agreement) (incorporated by reference to Exhibit 10.7 to the Company’s Current Report on Form 8-K, filed by the Registrant on December 7, 2021).

10.19**	Credit Agreement, dated as of December 7, 2021, by and among BigBear.ai Holdings, Inc., the other borrowers party thereto from time to time, the lenders from time to time party thereto and Bank of America, N.A., as administrative agent and collateral agent for the lenders (incorporated by reference to Exhibit 10.17 to the Current Report on Form 8-K filed by BigBear.ai Holdings, Inc. on December 13, 2021).

10.20#**	Employment Agreement, dated as of October 23, 2020, between PCI Strategic Management, LLC, and Joshua Kinley (incorporated by reference to Exhibit 10.18 to the Current Report on Form 8-K filed by BigBear.ai Holdings, Inc. on December 13, 2021).

10.21#**	Offer Letter, dated as of May 22, 2020, on behalf of AE Industrial Partners Fund II, L.P., to Dr. Louis R. Brothers (incorporated by reference to Exhibit 10.19 to the Current Report on Form 8-K filed by BigBear.ai Holdings, Inc. on December 13, 2021).

10.22**	Forward Share Purchase Agreement, dated October 21, 2021, by and among GigCapital4, Inc. and Tenor Opportunity Master Fund, Ltd. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by BigBear.ai Holdings, Inc. on October 22, 2021).

10.23**	Termination of the Forward Share Purchase Agreement, dated February 22, 2022, by and among BigBear.ai Holdings, Inc., Glazer Capital, LLC and Meteora Capital, LLC (incorporated by reference to Exhibit 10.1 to the Current Report on form 8-K filed by BigBear.ai Holdings, Inc. on February 23, 2022).

16.1**	Letter from BPM LLP to Securities and Exchange Commission, dated December 13, 2021 (incorporated by reference to Exhibit 16.1 to the Current Report on Form 8-K filed by BigBear.ai Holdings, Inc. on December 13, 2021).

21.1**	Subsidiaries of the Registrant.

22.1	List of Guarantor Subsidiaries.

23.1	Consent of Grant Thornton LLP.

23.2**	Consent of Kirkland & Ellis LLP (included in Exhibit 5.1).

23.3**	Consent of Ballard Spahr LLP dated January 18, 2022 (included in Exhibit 5.2).

23.4	Consent of Ballard Spahr LLP dated June 6, 2022 (included in Exhibit 5.3).

24.1**	Power of Attorney (included on the signature page of this Registration Statement on Form S-1).

25.1**	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Trustee.

101.INS**	Inline XBRL Instance Document.

101.SCH**	Inline XBRL Taxonomy Extension Schema Document.

Exhibit Number	Description

101.CAL**	Inline XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF**	Inline XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB**	Inline XBRL Taxonomy Extension Label Linkbase Document.

101.PRE**	Inline XBRL Taxonomy Extension Presentation Linkbase Document.

104**	Cover Page Interactive Data File (as formatted as Inline XBRL and contained in Exhibit 101).

107**	Filing Fee Table.

#	Indicates a management contract or compensatory plan, contract or arrangement.
†

Schedules and similar attachments to this Exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of such omitted materials to the SEC upon request.

**	Previously filed.

Item 17. Undertakings

The undersigned registrant, hereby undertakes:

(1)	To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(a)	To include any prospectus required by Section 10(a)(3) of the Securities Act;

(b)

To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the prospectus. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of registration statement filed with the Securities and Exchange Commission (the “Commission”) pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(c)

To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(2)

That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4)

That, for the purpose of determining liability of the registrant under the Securities Act to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)	any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii)	any “free writing prospectus” relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii)

the portion of any other “free writing prospectus” relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv)	any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(5)

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions set forth or described in Item 14 of this registration statement, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Columbia, Maryland on the 6th day of June 2022.

BIGBEAR.AI HOLDINGS, INC.

By:	/s/ Joshua Kinley
	Name:	Joshua Kinley
	Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1933, this registration statement, has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Position	Date

* Dr. Louis R. Brothers	Chief Executive Officer and Director (Principal Executive Officer)	June 6, 2022

/s/ Joshua Kinley Joshua Kinley	Chief Financial Officer (Principal Financial Officer)	June 6, 2022

* Sean Ricker	Corporate Controller (Principal Accounting Officer)	June 6, 2022

* Sean Battle	Director	June 6, 2022

* Pamela Braden	Director	June 6, 2022

* Peter Cannito	Director	June 6, 2022

* Dr. Raluca Dinu	Director	June 6, 2022

* Paul Fulchino	Director	June 6, 2022

* Jeffrey Hart	Director	June 6, 2022

* Dorothy D. Hayes	Director	June 6, 2022

* Ranaan I. Horowitz	Director	June 6, 2022

Signature	Position	Date

* Dr. Avi Katz	Director	June 6, 2022

* Kirk Konert	Director	June 6, 2022

*By:	/s/ Joshua Kinley
Name:	Joshua Kinley
Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Columbia, Maryland on the 6th day of June 2022.

BIGBEAR.AI INTERMEDIATE HOLDINGS, LLC

By:	BigBear.ai Holdings, Inc., its Sole Member

By:	/s/ Joshua Kinley
Name: Joshua Kinley
Title: Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Position	Date

* Dr. Louis R. Brothers	Chief Executive Officer and Manager (Principal Executive Officer)	June 6, 2022

/s/ Joshua Kinley Joshua Kinley	Chief Financial Officer and Manager (Principal Financial and Accounting Officer)	June 6, 2022

*By:	/s/ Joshua Kinley
Name:	Joshua Kinley
Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Columbia, Maryland on the 6th day of June 2022.

BIGBEAR.AI, LLC

By:	BigBear.ai Intermediate Holdings, LLC, its Sole Member

By:	/s/ Joshua Kinley
Name: Joshua Kinley
Title: Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Position	Date

* Dr. Louis R. Brothers	Chief Executive Officer and Manager (Principal Executive Officer)	June 6, 2022

/s/ Joshua Kinley Joshua Kinley	Chief Financial Officer and Manager (Principal Financial and Accounting Officer)	June 6, 2022

*By:	/s/ Joshua Kinley
Name:	Joshua Kinley
Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Columbia, Maryland on the 6th day of June 2022.

NUWAVE SOLUTIONS, L.L.C.

By:	BigBear.ai, LLC, its Sole Member

By:	/s/ Joshua Kinley
Name: Joshua Kinley
Title: Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Position	Date

* Dr. Louis R. Brothers	Chief Executive Officer and Manager (Principal Executive Officer)	June 6, 2022

/s/ Joshua Kinley Joshua Kinley	Chief Financial Officer and Manager (Principal Financial and Accounting Officer)	June 6, 2022

*By:	/s/ Joshua Kinley
Name:	Joshua Kinley
Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Columbia, Maryland on the 6th day of June 2022.

PCI STRATEGIC MANAGEMENT, LLC

By:	BigBear.ai, LLC, its Sole Member

By:	/s/ Joshua Kinley
Name: Joshua Kinley
Title: Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Position	Date

* Dr. Louis R. Brothers	Chief Executive Officer and Manager (Principal Executive Officer)	June 6, 2022

/s/ Joshua Kinley Joshua Kinley	Chief Financial Officer and Manager (Principal Financial and Accounting Officer)	June 6, 2022

*By:	/s/ Joshua Kinley
Name:	Joshua Kinley
Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Columbia, Maryland on the 6th day of June 2022.

PROMODEL GOVERNMENT SOLUTIONS, INC.

By:	NUWAVE Solutions, L.L.C., its Sole Shareholder

By:	/s/ Joshua Kinley
Name: Joshua Kinley
Title: Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Position	Date

/s/ Joshua Kinley Joshua Kinley	Chief Financial Officer and Director (Principal Executive, Financial and Accounting Officer)	June 6, 2022

* Dr. Louis R. Brothers	Director	June 6, 2022

*By:	/s/ Joshua Kinley
Name:	Joshua Kinley
Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Columbia, Maryland on the 6th day of June 2022.

OPEN SOLUTIONS GROUP, LLC

By:	NUWAVE Solutions, L.L.C., its Sole Member

By:	/s/ Joshua Kinley
Name: Joshua Kinley
Title: Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Position	Date

/s/ Joshua Kinley Joshua Kinley	Chief Financial Officer and Manager (Principal Executive, Financial and Accounting Officer)	June 6, 2022

* Dr. Louis R. Brothers	Manager	June 6, 2022

*By:	/s/ Joshua Kinley
Name:	Joshua Kinley
Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Columbia, Maryland on the 6th day of June 2022.

PROMODEL CORPORATION

By:	/s/ Joshua Kinley
Name: Joshua Kinley
Title: Chief Financial Officer

KNOW ALL BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Dr. Louis R. Brothers, Julie Peffer and Sean Ricker or any of them, severally, as his attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in such person’s name, place, and stead, in any and all capacities, to sign any and all amendments to this registration statement, and to file the same with all exhibits hereto, and all other documents in connection herewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and any of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Position	Date

/s/ Dr. Louis R. Brothers Dr. Louis R. Brothers	Chief Executive Officer and Director (Principal Executive Officer)	June 6, 2022

/s/ Joshua Kinley Joshua Kinley	Chief Financial Officer and Director (Principal Financial and Accounting Officer)	June 6, 2022